UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
      ---------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement ommunications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders

To date eAutoclaims, Inc has raised $1,466,000 before expenses through the private sale of equity securities Units in accordance with the term sheet attached herein as an exhibit. A Unit consists of one common share and one-half, three-year common share warrant with an exercise price of $0.30 per share
(Unit). We will continue to take investments of up to $2.5 million in total capital raised to complete the round. We granted the holders of these Units registration rights and anticipate filing a registration statement under cover of Form S-1 within 30 days of the final closing.

We will use the capital to continue its investment in the Special Markets Division and for general corporate purposes. The Company's Special Markets Division supports the previously announce Co-Marketing Agreement with ADP Claims Services Group (ADP).

We also amended our previous financing that was completed in May of 2004. In that previous financing the Company sold 9,004,429 Units, consisting of one common share and one three-year common share warrant with an exercise price of $0.35 per share (May 2004 Units) and issued to Noble another 790,200 warrants to purchase May 2004 Units for $0.28 cents per unit (May 2004 Unit Warrants). As part of this financing we agreed to issue up to an additional 100% of the May 2004 Units if we did not meet certain production targets in March and August of 2005 under our ADP Co-Marketing Agreement ("True up Units"). In order to help resolve this open issue we offered those prior investors 50% of the total potential True up Units (i.e.- the May 2004 Units that were potentially issuable if the March 2005 target volumes are not met) in exchange for releasing the Company from the remaining August 2005 target volume commitment. Investors representing 4,678,716 of these May 2004 Units accepted our offer. We therefore granted 2,339,358 May 2004 Units to the May 2004 investors that agree to the True Up amendment. We are still subject to the target volumes on the remaining 4,325,713 May 2004 Units and the 790,200 May 2004 Unit Warrants if they are exercised.

Additionally, the current capital raise caused the exercise price of 9,004,429 three-year, common share warrants to be reduced from $0.35 per share to $0.16 per share under the anti-dilution clause of the May 2004 financing. The common share warrants included in the 790,200 May 2004 Unit Warrants granted to Noble would also be reduced to $0.16 per share if Noble exercises their May 2004 Units Warrants.

                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 4, 2005                     eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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